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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2000, except for paragraph 2 of Note 14 as to which the date is March 14, 2000, relating to the financial statements which appears in ImageX.com's Annual Report on Form 10-K for the year ended December 31, 1999.


                                        /s/ PricewaterhouseCoopers LLP

Seattle, Washington
June 20, 2000